                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 28, 2001


                                   EVTC, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                             0-20986                22-3005943
(State or other                       (Commission             (IRS Employer
jurisdiction of                        File Number)         Identification No.)
incorporation)



               3125 W. Bolt Street, Fort Worth, Texas            76110
               ---------------------------------------          --------
               (Address of principal executive office)         (Zip Code)



       Registrant's telephone number, including area code: (817) 759-8900



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

                  Not Applicable

Item 2.  Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.  Bankruptcy or Receivership

                  Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

                  Not Applicable

Item 5.  Other Events

                   We announced a corporate restructuring on August 28, 2001. A copy of the press release relating to this announcement is attached as an exhibit to this report.

Item 6.  Resignations of Registrant's Directors

                 Not Applicable

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of business acquired.

                  Not Applicable

         (b)  Pro forma financial information

                  Not Applicable

         (c)  Exhibits

                  99 - Press Release dated August 28, 2001

Item 8.  Change in Fiscal Year

                  Not Applicable

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EVTC, INC.



                                        By: /s/ Bobby G. Stephens
                                            ------------------------------------
                                                Bobby G. Stephens, Chief
                                                  Executive Officer




Dated:   August 28, 2001

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                        DESCRIPTION
--------                      -----------
   99          Press Release dated August 28, 2001